                               EXHIBIT (8)(k)(2)

              FORM OF AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT
                                   (VIP III)

                  AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT


     Transamerica Life Insurance Company, Variable Insurance Products Fund III, and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated March 21, 1997, by doing the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.


IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the 1/st/ day of May, 2002.



TRANSAMERICA LIFE INSURANCE COMPANY

By:     __________________________
Name:   Larry N. Norman
Title:  President


VARIABLE INSURANCE PRODUCTS FUND III

By:     __________________________
        Bob Dwight
        Treasurer


FIDELITY DISTRIBUTORS CORPORATION

By:     __________________________
        Mike Kellogg
        Executive Vice President

                                  SCHEDULE A
                                   Accounts

------------------------------------------------------------------------------------------------------------
                                                                            Date of Resolutions of
                                                                             Company's Board which
       Name of Contracts                       Name of Accounts            established the Accounts
------------------------------------------------------------------------------------------------------------
     Fidelity Income Plus Individual            Fidelity Variable             August 24, 1979 (by an
        Variable Annuity Contracts              Annuity Account              affiliate subsequently
                                                                           acquired by the Company)
------------------------------------------------------------------------------------------------------------
   Transamerica Landmark Individual
      and Group Variable Annuity              Separate Account VA B            January 19, 1990
              Contracts
------------------------------------------------------------------------------------------------------------

   Transamerica Freedom Individual
      and Group Variable Annuity              Separate Account VA B            January 19, 1990
              Contracts
------------------------------------------------------------------------------------------------------------

      Retirement Income Builder                 Retirement Builder
     Individual Variable Annuity             Variable Annuity Account           March 29, 1996
              Contracts
------------------------------------------------------------------------------------------------------------

     Immediate Income Builder Variable          Retirement Builder
             Annuity Contracts               Variable Annuity Account           March 29, 1996
------------------------------------------------------------------------------------------------------------

     Portfolio Select Individual Variable       Retirement Builder
             Annuity Contracts               Variable Annuity Account           March 29, 1996
------------------------------------------------------------------------------------------------------------

       Retirement Income Builder II             Retirement Builder
            Individual Variable              Variable Annuity Account           March 29, 1996
             Annuity Contracts
------------------------------------------------------------------------------------------------------------

             Transamerica Extra                 Separate Account VA C          February 20, 1997
            Individual and Group
         Variable Annuity Contracts
------------------------------------------------------------------------------------------------------------

     Transamerica Access Individual and         Separate Account VA D          February 20, 1997
                   Group
        Variable Annuity Contracts
------------------------------------------------------------------------------------------------------------

     Privilege Select Individual                Separate Account VA E          February 20, 1997
      Variable Annuity Contracts
------------------------------------------------------------------------------------------------------------
       Premier Asset Builder Individual         Separate Account VA F            May 15, 2000
                   Variable
               Annuity Contracts
------------------------------------------------------------------------------------------------------------

Immediate Income Builder II                     Separate Account VA J            May 15, 2000
 Individual Variable Immediate
 Annuity Contracts
------------------------------------------------------------------------------------------------------------

                             Accounts continued...

------------------------------------------------------------------------------------------------------------
                                                                            Date of Resolutions of
                                                                             Company's Board which
         Name of Contracts                 Name of Accounts                 established the Accounts
------------------------------------------------------------------------------------------------------------
   Retirement Income Builder III         Separate Account VA K                   July 10, 2001
         Variable Annuity
------------------------------------------------------------------------------------------------------------

            Advantage V                PFL Corporate Account One                August 10, 1998
------------------------------------------------------------------------------------------------------------

            PFL Variable               PFL Variable Life Account A               July 1, 1999
       Universal Life Policy
------------------------------------------------------------------------------------------------------------

   Legacy Builder Plus Variable               Legacy Builder                  November 20, 1998
       Universal Life Policy                 Separate Account
------------------------------------------------------------------------------------------------------------